UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

MERCER INTERNATIONAL INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	000-51826	47-0956945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (604) 684-1099

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	MERC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	AMENDMENTS TO BYLAWS.

On May 15, 2020, the board of directors (the "Board") of Mercer International Inc. (the “Company”) adopted an amendment (the "Amendment") to Section 2.9 of the Company's Bylaws to provide that a meeting of the Company's shareholders may be held by means of remote communication, including without limitation, the internet, and to provide that the presence or participation by a shareholder or proxyholder at a meeting of shareholders, including voting and taking other action by electronic means, and including the opportunity to read or hear the proceedings of the meeting substantially concurrently with those proceedings, will constitute presence in person by such shareholder at the meeting.

The foregoing summary is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 3.1 hereto and incorporated by reference therein.

ITEM 8.01	OTHER EVENTS.

On May 15, 2020, the Company announced that, due to ongoing public health concerns relating to the coronavirus (COVID-19) pandemic and to support the health and well-being of the Company's shareholders, the community and other stakeholders,  its 2020 Annual Meeting of Shareholders, which is scheduled to be held on May 29, 2020, will be held in a virtual format only at 10:00 a.m. (Vancouver time), via a live webcast, instead of a hybrid in-person and virtual meeting as originally planned.  A copy of the Company's press release announcing the change in meeting format is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to the Bylaws of the Company, dated May 15, 2020.
99.1	Press release of the Company dated May 15, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

Date: May 15, 2020	By:	/s/ David K. Ure
David K. Ure
Chief Financial Officer

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